UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-23687

U.S. MONTHLY INCOME FUND FOR PUERTO RICO RESIDENTS, INC.

(Exact name of registrant as specified in charter)
American International Plaza Building-Tenth Floor
250 Muñoz Rivera Avenue
San Juan, Puerto Rico 00918

(Address of principal executive offices)(Zip code)
Liana Loyola
Secretary
American International Plaza Building-Tenth Floor
250 Muñoz Rivera Avenue
San Juan, Puerto Rico 00918
(Name and Address of Agent for Service)
Copies to:

Carla G. Teodoro Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Owen Meacham UBS Business Solutions US LLC One North Wacker Drive Chicago, IL 60606
Registrant’s telephone number, including area code: (787)
250-3600
Date of fiscal year end: December 31
Date of reporting period: January 1, 2025 – December 31, 2025

Item 1. Report to Shareholders.
(a)  The following is a copy of the report transmitted to shareholders pursuant to Rule
30e-1
under the Investment Company Act of 1940, as amended (the “1940 Act”).

Annual Shareholder Report
as of December 31, 2025

U.S. Monthly Income Fund for Puerto Rico Residents, Inc. Class A - PRAJX
This annual shareholder report contains important information about U.S. Monthly Income Fund for Puerto Rico Residents, Inc. (the “Fund”) for the period from January 1, 2025, to December 31, 2025. You can find additional information about the Fund at www.ubs.com/prfunds or by contacting us at
787-250-3600.

What were the Fund costs for last year?	Class Name	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Annual Fund Operating Expenses	Class A	$200	1.92%
(based on a hypothetical $10,000 investment)

How did the Fund perform last year and what affected its performance?
The U.S. municipal portion of the portfolio returned 7.35% in 2025. The breakdown of the return was 5.31% yield return and a 2.04% market return as interest rates declined across the yield curve. The market yield of the portfolio increased 0.26% during the year. The yield curve steepened 0.37% during the year. The yield of the two-year
note decreased 0.77% in response to cuts in the federal funds rate during the last quarter of the year. The yield of the ten-year
note decreased 0.40% as it was more focused on inflation, which remained somewhat elevated and above the 2% target of the Federal Reserve.
The biggest detractor to performance was the lack of housing bonds in the portfolio. Housing was the best performing sector during the year. An underweight to state and local bonds also hurt performance. An increase in the exposure to bonds of 10 to 12 years was the primary contributor to performance. The use of futures had a neutral impact on full year performance. The Fund held no futures contracts in the portfolio at year-end.
The Puerto Rico portion of the portfolio consists of one 6.75% coupon Autopistas Metropolitanas (“Metropistas”) bond and several mortgage-backed securities residential mortgage pools issued and guaranteed by the Federal National Mortgage Association (FNMA) (“MBS”). Both had positive returns. Metropistas had a total return of 8.45%. The MBS consist of pools with coupons ranging from 3.00% to 5.50%. The largest pool, with a coupon of 3.5% representing approximately 43% of the MBS, had a total return of 9.2%.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.	Class A

Fund Performance
Growth of an assumed $10,000 investment as of December 31, 2025

U.S. Monthly Income Fund for Puerto Rico Residents, Inc. - A - No load
U.S. Monthly Income Fund for Puerto Rico Residents, Inc. - A - Load
Bloomberg Municipal Bond Index
Bloomberg Municipal Taxable Bond Index
Bloomberg Build America Bonds: US Agg Eligible
17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
Dec-15
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18
Dec-18
Jun-19
Dec-19
Jun-20
Dec-20
Jun-21
Dec-21
Jun-22
Dec-22
Jun-23
Dec-23
Jun-24
Dec-24
Jun-25
Dec-25

	Average Annual Total Returns as of December 31, 2025
	1-Year	5-Year	10-Year
U.S. Monthly Income Fund for Puerto Rico Residents, Inc.-Class A (no load)	7.94%	-1.13%	3.96%
U.S. Monthly Income Fund for Puerto Rico Residents, Inc.-Class A (load)	3.89%	-1.89%	3.56%
Bloomberg Municipal Bond Index	4.25%	0.80%	2.34%
Bloomberg Municipal Taxable Bond Index	7.89%	-0.29%	3.26%
Bloomberg Build America Bonds: US Aggregate	8.34%	-1.40%	3.29%
Visit
www.ubs.com/prfunds
for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.	Class A

Key Fund Statistics

Total Net Assets	$61,983,506

# of Portfolio Holdings	62

Portfolio Turnover Rate	3.44%

Total Advisory Fees Paid	$547,789

Top 5 Holdings (% of Net Assets)

Autopistas Metropolitanas de Puerto Rico, 6.75%, due 06/30/35	13.66%

Municipal Electric Authority of Georgia, 7.06%, due 04/01/57	3.9%

FNMA Pool AR5162, 3.50%, due 05/01/43	3.4%

Metropolitan Transportation Authority, 7.34%, due 11/15/39	3.3%

Louisville & Jefferson County Metropolitan, 6.25%, due 05/15/43	3.1%
Fund Holdings Summaries
The following graph reflects the breakdown of the investment portfolio (% of Total Investments) as of December 31, 2025:

The following tables show the allocation (% of Total Investments) of the Fund’s portfolio using various metrics as of the end of the year:

Portfolio Composition
Puerto Rico Corporate	12.18%
Mortgage-Backed Securites	6.99%
U.S. Municipals - Transportation Bonds	11.30%
U.S. Municipals - Utilities Bonds	2.60%
U.S. Municipals - Dedicated Tax Bonds	40.80%
U.S. Municipals - Healthcare Bonds	10.71%
U.S. Municipals - Educational Bonds	3.50%
U.S. Municipals - Others	11.92%
Total	100.00%

Geographic Allocation
Puerto Rico	19.17%
U.S.	80.83%

100.00%

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.	Class A

The following table shows the ratings of the Fund’s portfolio securities (% of Total Investments) as of December 31, 2025. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (Fitch), Moody’s Investors Service (Moody’s), and S&P Global Ratings (S&P). Ratings are subject to change.

Rating	Percent
AAA	1.81%
AA	58.34%
A	31.08%
BBB	8.78%
Total	100.00%

Additional Information
If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit
www.ubs.com/prfunds
. You can also request this information by contacting us at
787-250-3600.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.	Class A

Annual Shareholder Report
as of December 31, 2025

U.S. Monthly Income Fund for Puerto Rico Residents, Inc. Class P - PRAKX
This annual shareholder report contains important information about U.S. Monthly Income Fund for Puerto Rico Residents, Inc. (the “Fund”) for the period from January 1, 2025, to December 31, 2025. You can find additional information about the Fund at
www.ubs.com/prfunds
or by contacting us at
787-250-3600.

What were the Fund costs for last year?	Class Name	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Annual Fund Operating Expenses	Class P	$200	1.92%
(based on a hypothetical $10,000 investment)

How did the Fund perform last year and what affected its performance?
The U.S. municipal portion of the portfolio returned 7.35% in 2025. The breakdown of the return was 5.31% yield return and a 2.04% market return as interest rates declined across the yield curve. The market yield of the portfolio increased 0.26% during the year. The yield curve steepened 0.37% during the year. The yield of the two-year
note decreased 0.77% in response to cuts in the federal funds rate during the last quarter of the year. The yield of the ten-year
note decreased 0.40% as it was more focused on inflation, which remained somewhat elevated and above the 2% target of the Federal Reserve.
The biggest detractor to performance was the lack of housing bonds in the portfolio. Housing was the best performing sector during the year. An underweight to state and local bonds also hurt performance. An increase in the exposure to bonds of 10 to 12 years was the primary contributor to performance. The use of futures had a neutral impact on full year performance. The Fund held no futures contracts in the portfolio at year-end.
The Puerto Rico portion of the portfolio consists of one 6.75% coupon Autopistas Metropolitanas (“Metropistas”) bond and several mortgage-backed securities residential mortgage pools issued and guaranteed by the Federal National Mortgage Association (FNMA) (“MBS”). Both had positive returns. Metropistas had a total return of 8.45%. The MBS consist of pools with coupons ranging from 3.00% to 5.50%. The largest pool, with a coupon of 3.5% representing approximately 43% of the MBS, had a total return of 9.2%.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.	Class P

Fund Performance
Growth of an assumed $10,000 investment as of December 31, 2025

U.S. Monthly Income Fund for Puerto Rico Residents, Inc. - P - No Load
Bloomberg Municipal Bond Index
Bloomberg Municipal Taxable Bond Index
Bloomberg Build America Bonds: US Agg Eligible
11,000
10,500
10,000
9,500
9,000
8,500
8,000
Apr-22
Jun-22
Aug-22
Oct-22
Dec-22
Feb-23
Apr-23
Jun-23
Aug-23
Oct-23
Dec-23
Feb-24
Apr-24
Jun-24
Aug-24
Oct-24
Dec-24
Feb-25
Apr-25
Jun-25
Aug-25
Oct-25
Dec-25

	Average Annual Total Returns as of December 31, 2025
	1-Year	Since Inception April 2022
U.S. Monthly Income Fund for Puerto Rico Residents, Inc.—Class P (no load)	7.98%	0.65%
Bloomberg Municipal Bond Index	4.25%	2.41%
Bloomberg Municipal Taxable Bond Index	7.89%	1.82%
Bloomberg Build America Bonds: US Aggregate	8.34%	0.73%
Visit
www.ubs.com/prfunds
for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.	Class P

Key Fund Statistics

Total Net Assets	$61,983,506

# of Portfolio Holdings	62

Portfolio Turnover Rate	3.44%

Total Advisory Fees Paid	$547,789

Top 5 Holdings (% of Net Assets)

Autopistas Metropolitanas de Puerto Rico, 6.75%, due 06/30/35	13.66%

Municipal Electric Authority of Georgia, 7.06%, due 04/01/57	3.9%

FNMA Pool AR5162, 3.50%, due 05/01/43	3.4%

Metropolitan Transportation Authority, 7.34%, due 11/15/39	3.3%

Louisville & Jefferson County Metropolitan, 6.25%, due 05/15/43	3.1%

Fund Holdings Summaries
The following graph reflects the breakdown of the investment portfolio (% of Total Investments) as of December 31, 2025:

The following tables show the allocation (% of Total Investments) of the Fund’s portfolio using various metrics as of the end of the year:

Portfolio Composition
Puerto Rico Corporate	12.18%
Mortgage-Backed Securites	6.99%
U.S. Municipals - Transportation Bonds	11.30%
U.S. Municipals - Utilities Bonds	2.60%
U.S. Municipals - Dedicated Tax Bonds	40.80%
U.S. Municipals - Healthcare Bonds	10.71%
U.S. Municipals - Educational Bonds	3.50%
U.S. Municipals - Others	11.92%
Total	100.00%

Geographic Allocation
Puerto Rico	19.17%
U.S.	80.83%

100.00%

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.	Class P

The following table shows the ratings of the Fund’s portfolio securities (% of Total Investments) as of December 31, 2025. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (Fitch), Moody’s Investors Service (Moody’s), and S&P Global Ratings (S&P). Ratings are subject to change.

Rating	Percent
AAA	1.81%
AA	58.34%
A	31.08%
BBB	8.78%
Total	100.00%

Additional Information
If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit
www.ubs.com/prfunds
. You can also request this information by contacting us at
787-250-3600.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.	Class P

(b)  Not applicable.

Item 2. Code of Ethics.

(a)  The U.S. Monthly Income Fund for Puerto Rico Residents, Inc. (the “Fund” or the “Registrant”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code”).

(b)   No disclosures are required by this Item 2(b).

(c)  The Fund has not made any amendment to the Code during the period covered by this Form N-CSR.

(d)  There have been no waivers granted by the Fund to individuals covered by the Code during the period covered by this Form N-CSR.

(e)   Not applicable.

(f)   A copy of the Code is filed herewith as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)  The Fund’s Board of Directors (the “Board”) has determined that the Registrant does not have an audit committee financial expert serving on its Audit Committee.

(a)(2)  Not applicable.

(a)(3)  The Board has determined that the Registrant does not currently have an audit committee financial expert. The Board believes that the experience provided by the members of the Audit Committee together offers adequate oversight for the Registrant’s level of financial complexity. Notwithstanding the foregoing, it is the intention of the Board to appoint an Audit Committee Financial Expert in the near future.

Item 4. Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Ernst & Young LLP (“E&Y”), the Registrant’s principal accountant.

(a)  Audit Fees. The aggregate fees billed for professional services rendered by E&Y for the audit of the Registrant’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings for the fiscal years ended December 31, 2024, and December 31, 2025, were $64,134 and $70,379, respectively.

(b)  Audit Related Fees. The aggregate fees billed for assurance and related services by E&Y that reasonably relate to the performance of the audit of the Registrant’s financial statements and are not reported as audit fees for the fiscal years ended December 31, 2024, and December 31, 2025, were $8,805 and $9,055, respectively. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the 1940 Act, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)  Tax Fees. The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2024, and December 31, 2025, were $10,412 and $10,412, respectively.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)  All Other Fees. The aggregate fees billed for any other products or services provided by E&Y for the fiscal years ended December 31, 2024, and December 31, 2025, other than the services reported in paragraphs (a) through (c) above were $0 and $0, respectively.

There were no “all other” fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1) The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

All the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended December 31, 2024, and December 31, 2025, were pre-approved by the Audit Committee. For the fiscal years ended December 31, 2024, and December 31, 2025, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(e)(2) Not applicable.

(f)  Not applicable.

(g)  The aggregate fees billed by E&Y for non-audit services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2024, and December 31, 2025, other than those disclosed in (c) and (d) above, were $0 and $0, respectively.

(h)  The Audit Committee of the Registrant’s Board considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i)   Not applicable.

(j)  Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)   Not applicable.

(b)   Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the Financial Statements included under Item 7(a) of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) The Registrant’s Financial Statements are attached herewith.

(b) The Registrant’s Financial Highlights are included as part of the Financial Statements included under Item 7(a) of this Form N-CSR.

U.S. MONTHLY INCOME FUND FOR PUERTO RICO RESIDENTS, INC.

ANNUAL REPORT December 31, 2025

U.S. MONTHLY INCOME FUND FOR PUERTO RICO RESIDENTS, INC.

Changes in and Disagreements with Accountants for Open-End Management Investment Companies [Item 8 of Form NCSR]

Not applicable

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies [Item 10 of Form N-CSR]

Renumeration Paid to Directors, Officers, and Others of Open-End Investment Companies is included under Statements of Operations in the Financial Statements under Item 7 above.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

The following table includes selected data for a share outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

FINANCIAL HIGHLIGHTS

					Class A Shares

			For the fiscal year ended December 31, 2025	For the fiscal year ended December 31, 2024	For the fiscal year ended December 31, 2023	For the fiscal year ended December 31, 2022	For the fiscal year ended December 31, 2021

Increase (Decrease) in Net Asset Value:

Per Share		Net asset value applicable to common stock, beginning of period	$9.23	$9.60	$9.03	$11.90	$12.20
Operating		Net investment income	0.35	0.32	0.31	0.37	0.43
Performance: (a)		Net realized gain (loss) and unrealized appreciation (depreciation) from investments and futures	0.37	(0.37)	0.56	(2.83)	(0.26)
		Total from investment operations	0.72	(0.05)	0.87	(2.46)	0.17
		Less: Dividends from net investment income to common shareholders	(0.34)	(0.32)	(0.30)	(0.41)	(0.47)
		Net asset value applicable to common stock, end of period	$9.161	$9.23	$9.60	$9.03	$11.90

Total
Investment		Based on net asset value per share *	7.94%	(0.58%)	9.81%	(20.98%)	1.44%
Return: (b)

Ratios:	(c) (d) (e)	Net expenses to average net assets applicable to common shareholders - net of waived fees	1.92%	2.30%	2.35%	2.19%	1.86%
		and reimbursed expenses
	(c) (d)	Gross expenses to average net assets applicable to common shareholders	2.61%	2.85%	3.32%	2.71%	2.47%
	(c)	Gross operating expenses to average net assets applicable to common shareholders	1.85%	1.74%	2.17%	1.93%	2.04%
	(c)	Interest and leverage related expenses to average net assets applicable to common shareholders	0.76%	1.11%	1.15%	0.78%	0.43%
	(c) (e)	Net investment income to average net assets - net of waived fees and reimbursed expenses	3.69%	3.35%	3.37%	3.68%	3.59%

Supplemental
Data:		Net assets, end of period (in thousands)	$41,097	$46,238	$55,133	$58,732	$86,535
		Portfolio turnover	3.44%	0.00%	5.77%	12.28%	8.18%

		Portfolio turnover excluding the proceeds from calls of portfolio securities and the proceeds from mortgage-backed securities paydowns	3.02%	0.00%	5.77%	7.77%	8.18%

*	Total investment return excludes the effects of sales loads.

(a)

Based on average outstanding shares of 4,636,262, 5,290,719, 6,238,209, 6,862,291, and 7,395,457 for the fiscal years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022, and December 31, 2021, respectively.

(b)	Dividends are assumed to be reinvested at the per share net asset value on the ex-dividend date.

(c)

Based on average net assets of $43,528,160, $50,042,717, $57,988,851, $68,273,291, and $88,329,255 for the fiscal years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022, and December 31, 2021, respectively.

(d)	Expenses include both operating and leverage-related expenses.

(e)

The effect of the expenses waived for the fiscal years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022, and December 31, 2021, was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets by 0.70%, 0.55%, 0.97%, 0.52%, and 0.61%, respectively.

The accompanying notes are an integral part of these financial statements.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

The following table includes selected data for a share outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

FINANCIAL HIGHLIGHTS	(continued)

				Class P Shares

			For the fiscal year ended December 31, 2025	For the fiscal year ended December 31, 2024	For the fiscal year ended December 31, 2023	For the period from April 1, 2022*, to December 31, 2022

Increase (Decrease) in Net Asset Value:

Per Share		Net asset value applicable to common stock, beginning of period	$8.67	$9.02	$8.48	$10.00
Operating		Net investment income	0.33	0.30	0.29	0.25
Performance: (a)		Net realized gain (loss) and unrealized appreciation (depreciation) from investments and futures	0.35	(0.35)	0.53	(1.56)
		Total from investment operations	0.68	(0.05)	0.82	(1.31)
		Less: Dividends from net investment income to common shareholders	(0.32)	(0.30)	(0.28)	(0.21)
		Net asset value applicable to common stock, end of period	$9.03	$8.67	$9.02	$8.48

Total
Investment		Based on net asset value per share **	7.98%	(0.61%)	9.87%	(13.10%)
Return: (b)

Ratios:	(c) (d) (e)	Net expenses to average net assets applicable to common shareholders - net of waived fees and reimbursed expenses	1.92%	2.29%	2.35%	1.76%
	(c) (d)	Gross expenses to average net assets applicable to common shareholders	2.61%	2.84%	3.34%	2.18%
	(c)	Gross operating expenses to average net assets applicable to common shareholders	1.84%	1.74%	2.19%	1.42%
	(c)	Interest and leverage related expenses to average net assets applicable to common shareholders	0.77%	1.10%	1.15%	0.76%
	(c) (e)	Net investment income to average net assets - net of waived fees and reimbursed expenses	3.69%	3.35%	3.38%	2.77%

Supplemental
Data:		Net assets, end of period (in thousands)	$20,886	$19,554	$20,292	$16,230
	(f)	Portfolio turnover	3.44%	0.00%	5.77%	12.28%

	(f)	Portfolio turnover excluding the proceeds from calls of portfolio securities and the proceeds from mortgage-backed securities paydowns	3.02%	0.00%	5.77%	7.77%

*	Effective on April 1, 2022, the Fund began offering Class P shares.
**	Total investment return excludes the effects of sales loads.

(a)

Based on average outstanding shares of 2,232,416, 2,250,445, 2,025,506, and 1,707,047 for the fiscal years ended December 31, 2025, December 31, 2024, December 31, 2023, and for the period from April 1, 2022, to December 31, 2022, respectively.

(b)	Dividends are assumed to be reinvested at the per share net asset value on the ex-dividend date. Investment return is not annualized for the period from April 1, 2022, to December 31, 2022.

(c)

Based on average net assets of $19,713,936, $20,003,950, $17,665,862, and $15,101,684 for the fiscal years ended December 31, 2025, December 31, 2024, December 31, 2023, and for the period from April 1, 2022, to December 31, 2022, respectively. Ratios for the period from April 1, 2022, to December 31, 2022, are not annualized.

(d)	Expenses include both operating and leverage-related expenses.

(e)

The effect of the expenses waived for the fiscal years ended December 31, 2025, December 31, 2024, December 31, 2023, and for the period from April 1, 2022, to December 31, 2022, was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets by 0.69%, 0.55%, 0.99% and 0.42%, respectively.

(f)	Portfolio turnover is not annualized for the period from April 1, 2022, to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

U.S. MONTHLY INCOME FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS	December 31, 2025

Face Amount				Issuer	Cusip	Coupon	Maturity Date	Value
Puerto Rico Taxable Obligations - 13.66% of net assets applicable to common shareholders, total cost of $8,466,000
$8,466,000	A			Autopistas Metropolitanas de Puerto Rico, 144A security	05330KAA3	6.75%	06/30/35	$8,467,956

Puerto Rico FNMA Taxable - 7.84% of net assets applicable to common shareholders, total cost of $5,134,812
$ 615,306				FNMA Pool AP1207	3138M4KV3	3.50%	02/01/43	$587,816
1,053,956				FNMA Pool AR5155	3138W2WR2	3.50%	04/01/43	1,005,126
1,101,603				FNMA Pool AV7070	3138XJ2C0	3.00%	06/01/45	1,004,216
147,273				FNMA Pool 850032	31408FLM9	5.50%	05/01/36	152,469
2,216,621				FNMA Pool AR5162	3138W2WY7	3.50%	05/01/43	2,109,325
$5,134,759	B							$4,858,952

US Municipals - 90.70% of net assets applicable to common shareholders, total cost of $62,116,962
$630,000	C	E	D	Alameda County Joint Powers Authority	010831BE4	7.05%	12/01/44	$712,345
1,000,000	C			Atlanta & Fulton County Recreation Authority	047681QU8	5.10%	12/01/47	986,043
1,000,000	C	E		Bay Area Toll Authority	072024NV0	7.04%	04/01/50	1,141,850
700,000		E		California State General Obligation	13063A5G5	7.55%	04/01/39	849,504
1,000,000		E	D	California State General Obligation	13063BFR8	7.63%	03/01/40	1,205,631
1,000,000	C		D	California Statewide Communities Development Authority	13080STQ7	4.82%	08/01/45	843,053
1,705,000	C	E	D	Chicago O’Hare International Airport	167593AN2	6.40%	01/01/40	1,894,894
650,000	C			Chicago O’Hare International Airport	167593H70	4.57%	01/01/54	567,133
724,637	C	E	D	Chicago Transportation Authority	16772PAQ9	6.20%	12/01/40	766,808
1,000,000	C	E		Chicago Wastewater Transmission	167727SW7	6.90%	01/01/40	1,105,965
1,000,000	C	E	D	Dallas Convention Center Hotel Development Corp.	235417AA0	7.09%	01/01/42	1,109,482
1,000,000	C		D	Escambia County Health Facilities Authority	296110GG8	3.61%	08/15/40	827,460
330,000	C			Golden State Tobacco	38122NZX3	3.12%	06/01/38	277,538
1,000,000	C	E		Houston, Texas Utility System	44244CD20	2.54%	11/15/40	760,645
1,500,000	C		D	Idaho Health Facilities Authority	451295A25	5.02%	03/01/48	1,394,426
250,000			D	Inglewood California Taxable Pension Obligation	457074AZ5	4.35%	09/01/47	211,024
285,000	C		D	Kentucky County Airport	491034AQ7	4.69%	01/01/49	256,849
860,000	C	E		Los Angeles California Department Airports	544435C32	6.58%	05/15/39	929,280
315,000	C	E	D	Los Angeles County Public Works Financing Authority	54473ENS9	7.62%	08/01/40	374,313
1,000,000	C			Louisville & Jefferson County Metropolitan Sewer District	54660DAS8	4.76%	05/15/42	909,953
1,865,000	C	E	D	Louisville & Jefferson County Metropolitan Sewer District	546589QY1	6.25%	05/15/43	1,947,332
375,000	C			Maryland Economic Development Corp.	57420NDD0	4.13%	06/01/29	366,253
150,000	C			Maryland Economic Development Corp.	57420NDF5	4.25%	06/01/31	143,275
500,000	C			Maryland Stadium Authority Bonds	574297EF0	3.71%	03/01/39	447,206
1,755,000	C	E	D	Metropolitan Transportation Authority	59259NZH9	7.34%	11/15/39	2,063,406
70,000	C			Metropolitan Transportation Authority	59261A2P1	5.18%	11/15/49	64,630
555,000	C		D	Metropolitan Transportation Authority	59261A6J1	6.81%	11/15/40	619,411
1,500,000	C		D	Michigan State University	594712UF6	4.50%	08/15/48	1,357,179
2,149,000	C	E		Municipal Electric Authority of Georgia	626207YS7	7.06%	04/01/57	2,410,555
1,490,000	C	E		New Jersey Turnpike Authority	646139X83	7.10%	01/01/41	1,740,916
600,000	C		D	New Jersey State Education	6460662P4	3.84%	09/01/36	559,369
914,394		E	D	New York General Obligations Bonds	64966HTX8	5.99%	12/01/36	955,570
855,000	C			New York City Industrial Development Agency	64971PJT3	6.03%	01/01/46	858,766
1,630,000	C	E		New York City Transitional Finance Authority Building Aid Revenue	64972HRB0	6.83%	07/15/40	1,792,764
1,000,000	C		D	New York Dormitory Authority	64990GGK2	4.95%	08/01/48	905,336
1,000,000	C			New York Transportation and Development Corp.	650116BF2	3.67%	07/01/30	968,927
1,270,000	C	E		New York Urban Development Corp.	650035TD0	5.77%	03/15/39	1,308,061
750,000	C			Nashville & Davidson County Metropolitan Government Sports Stadium	592090MC5	5.59%	07/01/56	747,488
1,000,000	C	E	D	North Texas Tollway Authority	66285WFB7	6.72%	01/01/49	1,099,454
1,000,000	C	E	D	Northern California Power Agency Bond	664845DQ4	7.31%	06/01/40	1,113,494
500,000	C			Oklahoma State Development Finance Authority	67884XCR6	5.45%	08/15/28	510,349
1,210,000	C	E	D	Pennsylvania Turnpike Commission	709223ZZ7	5.56%	12/01/49	1,183,190
1,250,000	C		D	Port Authority of New York & New Jersey	73358WCW2	5.65%	11/01/40	1,331,795
2,000,000	C			Port of Morrow	73474TAT7	2.54%	09/01/40	1,540,778
1,200,000	C		D	Port of Portland	735240S79	4.06%	07/01/39	1,105,783
800,000	C	E		Public Power Generation Agency Bond	744434EC1	7.24%	01/01/41	884,329
1,250,000	C	E		Regional Transportation District	759136QP2	5.84%	11/01/50	1,259,938
1,815,000	C	E	D	Rutgers The State University of New Jersey	783186NH8	5.67%	05/01/40	1,872,928
1,140,000	C			San Francisco City & County Redevelopment Agency	79771PU86	8.41%	08/01/39	1,371,151
805,000	C	E		San Jose, California Airport	798136YP6	3.29%	03/01/41	637,821
1,075,000	C	E		Southern California Public Power Authority	842471BZ6	5.93%	07/01/32	1,122,970
750,000	C		D	Spartanburg Regional Health Services District	847113CE5	4.23%	04/15/38	701,360
1,000,000	C			Spartanburg Regional Health Services District	847113DJ3	3.55%	04/15/50	722,726
1,715,000	C		D	Texas Private Activity Bond	882667AZ1	3.92%	12/31/49	1,371,928
1,690,000	C	E		Washington State Convention Center Public Facilities District	93976AAH5	6.79%	07/01/40	1,813,328
240,000	C			Wisconsin Center District	976595FA1	4.17%	12/15/50	195,213
$55,818,031								$56,219,175

Total investments (112.20% of net assets)								$69,546,083
Other assets less liabilities (-12.20% of net assets)								(7,562,577)
Net assets applicable to common shareholders—100%								$61,983,506

A	Private Placement under rule 144A.

B

FNMA - represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

C	Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus.

D	A portion or all of the security has been pledged as collateral for line of credit.

E	BABs - these securities are Build America Bonds (“BAB”), which are taxable municipal bonds that carry special tax credits and federal subsidies for either the bond issuer or the bondholder.

The accompanying notes are an integral part of these financial statements.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

STATEMENT OF ASSETS AND LIABILITIES	December 31, 2025December 31

Assets:	Investments in securities:
	Securities pledged as collateral on line of credit, at value, which has the right to be repledged (identified cost - $31,824,534)		$27,900,118
	Other securities, at value (identified cost - $43,893,240)		41,645,965
			69,546,083
	Cash		299,700
	Due from affiliate		1,056,111
	Interest receivable		969,976
	Receivable for operating expenses to be reimbursed		5,329
	Prepaid expenses and other assets		5,579
	Total assets		71,882,778

Liabilities:	Line of credit		9,601,243
	Directors’ fees payable		7,500
	Redemptions payable		6,400
	Payables:
	Investment advisory fees	30,493
	Administration fee	9,147	39,640
	Accrued expenses and other liabilities		244,489
	Total liabilities		9,899,272

Net Assets Applicable to Common Shareholders:			$61,983,506

Net Assets Applicable to
Common Shareholders consist of:
	Paid-in-Capital ($0.01 par value, 88,000,000 shares authorized)		$65,116,767
	Total Distributable Earnings (Accumulated Loss)		(3,133,261)

	Net assets applicable to common shareholders		$61,983,506

	Net assets per class:
	Class A Shares		$41,097,031
	Class P Shares		20,886,475
	Net assets applicable to common shareholders		$61,983,506

	Shares issued and outstanding at end of period:
	Class A Shares		4,276,196
	Class P Shares		2,312,762

	Net asset value per unit:
	Class A Shares		$9.61
	Class P Shares		$9.03

The accompanying notes are an integral part of these financial statements.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

STATEMENT OF OPERATIONS

		For the fiscal year ended December 31, 2025

Investment Income:	Interest	$3,548,369

Expenses:	Interest and leverage related expenses	483,821
	Investment advisory fees	547,789
	Administration fees	109,558
	Custodian fees	15,423
	Sub transfer agent fees	17,967
	Professional fees	325,589
	Directors’ fees and expenses	30,447
	Insurance expense	48,340
	Reporting fees	53,708
	Other	20,882

	Total expenses	1,653,524
	Waived investment advisory fees and reimbursable expenses*	(439,370)

	Net expenses after waived fees by investment adviser and reimbursable expenses	1,214,154

Net Investment Income:		2,334,215

Realized Gain (Loss) and	Net realized gain (loss) on investments	(411,204)
Unrealized Appreciation	Net realized gain (loss) on futures contracts	14,117
(Depreciation) on Investments	Change in unrealized appreciation (depreciation) on investments	2,916,894
and Future Contracts:	Change in unrealized appreciation (depreciation) on futures contracts	(16,742)

	Total net realized and unrealized gain (loss) on investments and futures contracts	2,503,065

	Net increase (decrease) in net assets resulting from operations	$4,837,280

* Refer to Note 2 for expenses subject to future reimbursement by the Fund.

The accompanying notes are an integral part of these financial statements.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

STATEMENT OF CHANGES IN NET ASSETS

		For the fiscal year ended December 31, 2025	For the fiscal year ended December 31, 2024

Increase (Decrease) in Net Assets:

	Net investment income	$ 2,334,215	$ 2,344,976
	Net realized gai(loss) on investments	(411,204)	(1,046,182)
	Net realized gain (loss) on futures contracts	14,117	102,889
	Change in unrealized appreciation (depreciation) on investments	2,916,894	(2,068,071)
	Change in unrealized appreciation (depreciation) on futures contracts	(16,742)	199,463
	Net increase (decrease) in net assets resulting from operations	4,837,280	(466,925)

Dividends to Common
Shareholders From	Class A	(1,586,335)	(1,685,786)
Net Investment Income:	Class P	(713,594)	(671,135)

-		(2,2 99,929)	(2,356,921)

Share
Transactions-net:	Class A	(6,891,409)	(6,855,361)
	Class P	545,094	46,642
		(6,346,315)	(6,808,719)

Net Assets:
	Net increase (decrease) in net assets applicable to common shareholders	(3,808,964)	(9,632,565)
	Net assets at the beginning of the year	65,792,470	75,425,035
	Net assets at the end of the year	$ 61,983,506	$65,792,470

The accompanying notes are an integral part of these financial statements.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

STATEMENT OF CASH FLOWS

		For the fiscal year ended December 31, 2025
Increase (Decrease) in Cash

Cash Provided	Net increase (decrease) in net assets from operations	$4,837,280
by Operations:	Adjusted by:
	Purchases of long-term portfolio securities	(2,462,332)
	Proceeds from sales of long-term portfolio securities	2,164,970
	Calls and paydowns of long-term portfolio securities	4,966,259
	Net realized loss (gain) on investments	411,204
	Change in unrealized (appreciation) depreciation on investments	(2,916,894)
	Change in unrealized (appreciation) depreciation on futures contracts	16,742
	Accretion of discounts on investments	(42,999)
	Amortization of premiums on investments	561,491
	(Increase)/Decrease in assets:
	Interest receivable	215,723
	Due from affiliate	(301,255)
	Prepaid expenses and other assets	(337)
	Receivable for investment paydowns	150,000
	Receivable for operating expenses to be reimbursed	(5,329)
	Increase/(Decrease) in liabilities:
	Interest and leverage expenses payable	6
	Investment advisory fees payable	(1,923)
	Administration fees payable	(577)
	Accrued expenses and other liabilities	(66,473)
	Total cash provided by operations	7,525,556

Cash Used in	Line of credit proceeds	4,800,000
Financing Activities:	Line of credit repayments	(3,400,000)
	Proceeds from shares sold	1,401,029
	Dividends to common shareholders paid in cash	(1,263,159)
	Payment for redemption of common shares, net of change in redemptions payable	(8,777,714)
	Total cash used in financing activities	(7,239,844)

Cash:	Net increase (decrease) in cash and restricted cash for the year	285,712
	Cash and restricted cash at the beginning of the year	13,988
	Cash and restricted cash at the end of the year	$299,700

Cash Flow
Information:	Cash paid for interest and leverage related expenses	$483,815
	Non-cash activities-dividends reinvested by common shareholders	$1,036,770

The accompanying notes are an integral part of these financial statements.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2025

1.	Reporting Entity and Significant Accounting Policies

U.S. Monthly Income Fund for Puerto Rico Residents, Inc. (the “Fund”) is a diversified, open-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended. The Fund’s offerings of securities are registered under the Securities Act of 1933, as amended. The Fund was incorporated on September 27, 2012, and commenced operations on January 18, 2013.

The Fund is divided into a Puerto Rico taxable securities portion and a U.S. portion consisting primarily of United States municipal securities. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBSTC”), is the Fund’s Investment Adviser (the “Investment Adviser”) and directly manages the Puerto Rico taxable securities portion. Nuveen Asset Management, LLC is the sub-investment adviser (the “Sub-Adviser”) managing the U.S. portion. UBSTC is also the Fund’s Administrator (the “Administrator”) and the Transfer Agent (the “Transfer Agent”).

The Fund’s investment objective is to provide current income, consistent with the preservation of capital. There is no assurance that the Fund will achieve its investment objective.

Certain charter provisions of the Fund might be void and unenforceable under the 1940 Act including, without limitation, provisions (i) permitting indemnification of officers and directors to the fullest extent permitted by Puerto Rico law, (ii) setting forth the required vote for changes to fundamental policies of the Fund, and (iii) stating that, to the fullest extent permitted by Puerto Rico law, no officer or director will be liable to the Fund or shareholders.

The following is a summary of the Fund’s significant accounting policies:

Use of Estimates in Financial Statements Preparation

The Fund is an investment company that applies the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Net Asset Value Per Share

The net asset value (“NAV”) per share of the Fund is determined daily by the Administrator after the close of trading on the New York Stock Exchange (NYSE), or if such day is not a business day in New York or Puerto Rico, on the next succeeding business day. The NAV per share is computed by dividing the total assets of the Fund, less its liabilities, by the total number of shares outstanding.

Valuation of Investments

The Fund’s assets are valued by UBSTC on the basis of valuations provided by pricing services or by dealers which were approved by Fund management and the Board of Directors (the “Board”). In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuation, in either case, could be based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2025

Certain Puerto Rico obligations have a limited number of market participants and, thus, might not have a readily ascertainable market value and may have periods of illiquidity. If the Fund has securities for which quotations are not readily available from any source, they will be fair valued by or under the direction of the Investment Adviser utilizing quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held by the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board. The policies and procedures set forth the mechanisms and processes to be employed on a daily basis related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Committee reports to the Board on a regular basis. At December 31, 2025, no portfolio securities were fair valued by the Committee.

GAAP provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three broad levels listed below:

•

Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the assets occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•

Level 2 - Significant inputs other than quoted prices included in Level 1 that are observable (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.), either directly or indirectly.

•

Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These will be developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Committee. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement. The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

The inputs and methodology used for valuing securities or level assigned are not necessarily an indication of the risk associated with investing in those securities.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2025

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Puerto Rico Taxable Obligations: Prices for these securities are obtained from third-party service providers. Third-party service providers use a pricing methodology based on observable market inputs. These securities trade in over-the-counter markets. Quoted prices are based on recent trading activity for similar instruments. These bonds are classified as Level 2.

Mortgage and Other Asset-Backed Securities: Fair value for these securities is mostly obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Certain agency, mortgage, and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value from similar bonds, the term “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2.

U.S. Municipal Obligations: The fair value of U.S. municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and quoted market prices for similar securities. These securities are classified as Level 2.

Futures contracts: Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade and are classified as Level 1.

The following is a summary of the portfolio by inputs used as of December 31, 2025, in valuing the Fund’s assets carried at fair value:

	Investments in Securities
	Level 1	Level 2	Level 3	Balance 12/31/2025
Puerto Rico Taxable Obligations	$-	$8,467,956	$-	$8,467,956
Puerto Rico FNMA Taxable	-	4,858,952	-	4,858,952
US Municipals	-	56,219,175	-	56,219,175

Total	$-	$69,546,083	$-	$69,546,083

There were no Level 3 securities during the fiscal year ended December 31, 2025.

There were no transfers into or out of Level 3 during the fiscal year ended December 31, 2025.

Taxation

As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a Puerto Rico withholding tax of 15% of the dividends distributed if certain requirements are met. Puerto Rico tax withholdings are effected at the time of payment of the corresponding dividend. Individual shareholders may be subject to a Puerto Rico alternate basic tax on certain Fund distributions. Certain Puerto Rico entities receiving taxable income dividends are entitled to claim an 85% dividends received deduction.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2025

Moreover, distribution of capital gains dividends, if any, to (a) Puerto Rico individuals, estates, and trusts are subject to a Puerto Rico income tax of 15% of the dividends distributed, and (b) Puerto Rico corporations are subject to a Puerto Rico income tax of 20% of the dividends distributed. Fund shareholders are advised to consult their own tax advisers.

For U.S. federal income tax purposes, the Fund is treated as a foreign corporation and does not intend to be engaged in a trade or business within the United States. As a foreign corporation not engaged in a trade or business in the United States, the Fund should generally not be subject to U.S. income tax on gains derived from the sale or exchange of personal property. Nevertheless, if it is determined that the Fund is engaged in a trade or business within the United States for purposes of the U.S. Internal Revenue Code of 1986, as amended (“U.S. Code”), and the Fund has taxable income that is effectively connected with such U.S. trade or business, the Fund will be subject to regular U.S. corporate income tax on its effectively connected taxable income, and maybe to a 30% branch profits tax and state and local taxes as well. Also, the Fund is subject to a 30% U.S. withholding tax on certain types of income from sources within the U.S., such as dividends and interest.

An investment in the Fund is designed solely for Puerto Rico residents due to the Fund’s specific tax features. The Fund does not intend to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the U.S. Code, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in a typical U.S. mutual fund (such as “RIC” tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. If United States holders (which includes, but is not limited to, (i) citizens and residents of the United States who are not Puerto Rico individuals and (ii) corporations organized in the United States) invest in the Fund, such United States holders generally will be taxed on any dividend or interest paid by the Fund as ordinary income at the time such holders receive the dividend or interest or when it accrues, depending on such holder’s method of accounting for tax purposes. Additionally, United States holders will be taxed on any gain on the sale of an investment in the Fund.

FASB Accounting Standards Codification Topic 740, Income Taxes (ASC 740) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the prior four tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the fiscal year ended December 31, 2025, the Fund did not incur any interest or penalties.

Statement of Cash Flows

The Fund issues its shares, invests in securities, and distributes dividends from net investment income and net realized gains which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations. Cash, as presented on the Statement of Assets and Liabilities, does not include short-term investments.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2025

Dividends and Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income. However, the Fund may elect to distribute less of its net investment income if, in the judgment of the Investment Adviser, such reduced distribution is in the best economic interests of the Fund’s shareholders. Such distributions, if any, shall be paid by the Fund on no less than a monthly basis. Distributions on shares will be reinvested at the NAV per share determined on the ex-dividend date.

Futures Contracts

Futures contracts provide for the future exchange of a specified security at a specified future time and at a specified price. Upon entering into a financial futures contract, the Fund is required to pledge to a Futures Commission Merchant (FCM), an amount per contract as determined by an exchange of cash, U.S. government securities, or other assets, otherwise known as “initial margin”. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the price of the futures contract. The Fund recognizes an unrealized gain or loss equal to the aggregate daily variation margin until the contract is closed out, at which time the Fund realizes a gain or loss. There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time.

Furthermore, because, by definition, futures contracts reflect expectations of projected reference instrument or index price levels, and not necessarily current market levels, circumstances may result in discrepancies between changes in the price of the futures contract and the movement in the reference instrument or index. The absence of a perfect price correlation between the futures contract and its underlying instrument or index could stem from, among other things, changing assumptions regarding the financing cost of the underlying instrument or index, changing assumptions regarding the implied volatility of the underlying index or instrument, and/or changing assumptions regarding the ease of sourcing the instrument or index for eventual delivery into the futures contract.

The Fund utilizes U.S. treasury short futures contracts that are traded at the Chicago Mercantile Exchange (CME), a registered futures exchange. By investing in short futures contracts, the Investment Adviser seeks to alter the interest rate sensitivity, also known as duration, of the Fund. The relationship between interest rates on the underlying assets of the Fund and on the value of short futures contracts may or may not remain constant. As a result, the use of short futures may or may not alter the interest rate sensitivity of the Fund as expected by the Investment Advisor and may result in unexpected gains or losses. There were no futures contracts outstanding as of December 31, 2025.

Reverse Repurchase Agreements

Under these agreements, the Fund sells portfolio securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed upon date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the reverse repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction, and the securities pledged as collateral remain recorded as assets of the Fund. The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard Securities Industry and Financial Markets Association (SIFMA) Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2025

income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase, and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its reverse repurchase facilities may be limited, and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so. There were no reverse repurchase agreements outstanding as of December 31, 2025.

Preferred Shares

Pursuant to the Fund’s Certificate of Incorporation, as amended and supplemented, the Fund’s Board is authorized to issue up to 12,000,000 preferred shares with a par value of $25, in one or more series. During the fiscal year ended December 31, 2025, no preferred shares were issued or outstanding.

Operating Segments

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”) - Improvements to Reportable Segment Disclosures (ASU 2023-007). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and required retrospective application for all periods presented within the financial statements.

An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and asses its performance, and has discrete financial information available. The Asset Liability Committee (“ALCO”) of the Fund’s Investment Adviser acts as the Fund’s CODM. Since its commencement, the Fund operates and is managed as a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic portfolio allocation is pre-determined in accordance with the term of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio investments, geographic allocation, leverage, net investment income, total return, expense ratio and changes in net assets resulting from operations and net subscriptions and redemptions, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions for the Fund’s single segment is consistent with that presented within the Fund’s financial statements. The accounting policies of the Fund are consistent with those described in these Notes to Financial Statements. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

Other

Security transactions are accounted for on a trade date plus one basis (T+1) for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Realized gains and losses on security transactions are determined on the identified cost method. Premiums and discounts on securities purchased are amortized using the interest method over the life or the expected life of the respective securities. Premiums are amortized at the earliest call date for any applicable securities. Interest and dividend income is accrued on a daily basis, except when collection is not expected.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2025

2.	Investment Advisory, Administration, Custody, and Transfer Agency Agreements, and Other Transactions with Affiliates

Advisory Fees:

Pursuant to an investment advisory contract (the “Advisory Agreement”) with UBS Asset Managers of Puerto Rico, a division of UBSTC, and subject to the oversight of the Board, the Fund receives investment advisory services in exchange for a fee. The investment advisory fee will not exceed 0.75% of the Fund’s average daily gross assets (including assets purchased with the proceeds of leverage). For the fiscal year ended December 31, 2025, investment advisory fees amounted to $547,789. The Investment Advisor voluntarily waived investment advisory fees in the amount of $182,596, for a net fee of $365,193. The investment advisory fees payable amounted to $30,493 as of December 31, 2025.

Sub-Advisory Fees:

The Advisory Agreement authorizes the Investment Adviser to retain one or more sub-advisers for the management of the Fund. The Investment Adviser has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) on behalf of the Fund. Pursuant to the Sub-Advisory Agreement, and under the supervision of the Investment Adviser and the Board, the Sub-Adviser will be responsible for the day-to-day investment of primarily U.S. municipal securities. The Investment Adviser will pay the Sub-Adviser an annual fee not to exceed 0.25% of the average daily gross assets of the pool of assets managed by the Sub-Adviser.

Administration, Custodian, and Transfer Agent Fees:

UBSTC also provides administrative, custody, and transfer agency services pursuant to Administration, Custody, and Transfer Agency, Registrar, and Shareholder Servicing Agreements (the “Transfer Agency Agreement”), respectively. UBSTC, as Custodian, has engaged JP Morgan Chase Bank N.A. to act as the sub-custodian for the Fund. UBSTC, as Transfer Agent, has engaged Bank of New York Mellon Investment Servicing (“BNYM”) to act as recordkeeping and shareholder servicing agent for the Fund. The compensation paid by the Fund to the Transfer Agent under the Transfer Agency Agreement is equal to the compensation that the Transfer Agent is required to pay BNYM for services to the Fund up to a maximum amount of 0.05% of the Fund’s average net assets, payable monthly. UBSTC provides facilities and personnel to the Fund for the performance of its administration duties. For the fiscal year ended December 31, 2025, the gross fee for administration services amounted to $109,558, which not exceed 0.15% of average daily gross assets. The administrative, custody, and transfer agency fees payable amounted to $9,147 as of December 31, 2025.

Expense Limitation and Reimbursement Agreement:

UBSTC and the Fund have entered into an agreement whereby UBSTC agrees to reduce its compensation as set forth in the Investment Advisory Agreement and to assume all or a portion of the ordinary operating expenses of the Fund, including but not limited to shareholder services, custodian and transfer agency fees, legal, regulatory, and accounting fees, printing costs and registration fees (“Other Expenses”), subject to future reimbursement by the Fund, in order to ensure that total annual Fund operating expenses do not exceed 1.00% of the Fund’s daily gross assets per annum with respect to both Class A and Class P Shares, as set forth in the Prospectus. The Fund will reimburse UBSTC for reduced compensation and/or Other Expenses paid by UBSTC when net total expenses for the Fund fall below 1.00% for the annual period, provided that such reimbursement is made within three years after UBSTC reduced compensation and/or paid the expenses and does not cause annual operating expenses to exceed 1.00%. The agreement is effective through May 1, 2026, and may be

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2025

renewed for successive one-year periods. For Class A, the excess expenses potentially reimbursable to UBSTC at December 31, 2025, amounted to $722,097, of which $177,826 expires at December 31, 2028, $158,490 expires at December 31, 2027, and $385,781 expires at December 31, 2026. For Class P, the excess expenses potentially reimbursable to UBSTC at December 31, 2025, amounted to $263,793, of which $78,948 expires at December 31, 2028, $63,451 expires at December 31, 2027, and $121,394 expires at December 31, 2026.

Director Fees:

The six independent directors of the Fund’s Board are paid based upon an agreed fee of $1,000 per fund for each quarterly Board meeting, $500 for each special Board meeting, and $500 per fund for each Audit Committee meeting. For the fiscal year ended December 31, 2025, the independent directors of the Fund were paid an aggregate compensation of $30,447. The Directors fees payable amounted to $7,500 as of December 31, 2025.

Affiliate-Other:

The Fund has cash due from UBSTC amounting to $1,056,111, consisting of a cash portion that is invested in an overnight swift account for operational purposes.

3.	Capital Share Transactions

The Fund is authorized to issue up to 88,000,000 common shares, par value $0.01 per share.

Effective as of April 1, 2022, the Fund began issuing Class P Shares. Also, effective as of April 1, 2022, Class A Shares are no longer being offered except as part of the Fund’s dividend reinvestment plan or in exchange for Class A of certain affiliated funds.

Capital share transactions for the fiscal years ended December 31, 2025, and December 31, 2024, for Class A and Class P, were as follows:

Class A:

Common Shares	2025	2024
Reinvestment of dividends	$449,259	$443,734
Shares redeemed	(7,340,668)	(7,299,095)

	$(6,891,409)	$(6,855,361)

Class P:

Common Shares	2025	2024
Shares sold	$1,401,029	$1,207,431
Reinvestment of dividends	587,511	551,133
Shares redeemed	(1,443,446)	(1,711,922)

	$545,094	$46,642

Transactions in common shares for the fiscal years ended December 31, 2025, and December 31, 2024, for Class A and Class P, were as follows:

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2025

Class A:

Common shares	2025	2024
Beginning common shares	5,011,970	5,741,342
Reinvestment of dividends	47,798	46,818
Shares redeemed	(783,572)	(776,190)

Ending common shares	4,276,196	5,011,970

Class P:

Common shares	2025	2024
Beginning common shares	2,255,762	2,248,986
Shares sold	154,776	136,835
Reinvestment of dividends	66,481	61,902
Shares redeemed	(164,257)	(191,961)

Ending common shares	2,312,762	2,255,762

4.	Investment Transactions

The cost of U.S. obligations securities purchased was $2,462,332, for the fiscal year ended December 31, 2025. Proceeds from the sale of U.S. obligations securities were; $2,164,970, for the fiscal year ended December 31, 2025. Proceeds from calls of U.S. obligations securities were $4,195,261 and proceeds from calls and paydowns of Puerto Rico securities were $770,998 for a total of $4,966,259 for the fiscal year ended December 31, 2025.

There were no affiliates transactions during the year.

5.	Futures Contracts

There were no futures contracts outstanding as of December 31, 2025. However, the Fund engaged in the following transactions related to short futures contracts during the fiscal year ended December 31, 2025:

	No. of Contracts	Notional Amount at Cost	Net Unrealized Gain (Loss)	Variation Margin
				Asset	Liability
Balance at beginning of the period	4	$491,367	$16,742	$3,250	$—
Purchases	-
Sales	(4)	(491,367)
Balance at end of the period	-	$—	$—	$—	$—

The daily average underlying notional amount of short futures contracts during the fiscal year ended December 31, 2025, amounted to $474,373.

The following tables present the effect of short futures contracts on the Statement of Operations for the fiscal year ended December 31, 2025:

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2025

Amount of realized gain (loss) on short futures contracts recognized in income:
Derivative Contract	RealizedGain (Loss)
Ultra Long Term U.S. Treasury Bond Short Futures	$14,117

Amount of change in unrealized appreciation (depreciation) on short futures contracts recognized in income:
Unrealized
Appreciation
Derivative Contract	(Depreciation)
Ultra Long Term U.S. Treasury Bond Short Futures	$(16,742)

6.	Line of Credit

Effective on August 5, 2015, the Fund granted Societe Generale, a French multinational banking and financial services company with headquarters in Paris, a security interest pursuant to the Credit Agreement between the Fund and Societe Generale (the “Credit” Agreement”). The Fund agrees to provide, and at all times maintain, adequate margin in the account pursuant to the terms and conditions of the Credit Agreement. Upon notice from Societe Generale that the value of the pledged assets is less than the margin required by Societe Generale under the Credit Agreement, the Fund shall deposit in the account additional property acceptable to Societe Generale with a value sufficient to remedy such deficiency. For the fiscal year ended December 31, 2025, the Fund had a line of credit amounting to $40,000,000. The related debt outstanding at December 31, 2025, was $9,600,000. The amount of unused credit, subject to the Credit Agreement, at December 31, 2025, was $30,400,000 and related information is as follows:

Weighted average interest rate at end of the year	4.66%
Maximum aggregate balance outstanding at any time of the year	$12,000,000
Average balance outstanding during the year	$9,283,425
Average interest rate during the year	5.14%

During the fiscal year ended December 31, 2025, interest rates on the line of credit ranged from 4.56% to 5.41%.

At December 31, 2025, investment securities amounting to $27,900,118, were pledged as collateral for the line of credit. Interest payable on the line of credit with Societe Generale amounted to $1,243 at December 31, 2025.

7.	Concentration of Credit Risk

Concentration of credit risk that arises from financial instruments exists for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of the issuers of such investment securities. For calculating concentration, all securities guaranteed by the U.S. government or any of its subdivisions are excluded. At December 31, 2025, the Fund had investments with an aggregate fair value of approximately $8,467,956, which were issued by corporate entities located in the Commonwealth of Puerto Rico and are not guaranteed by the Puerto Rico government, the U.S. government or any of its subdivisions. Also, at December 31, 2025, the Fund had investments with an aggregate fair value amounting to $56,219,175, which were

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2025

issued by various municipalities located in the United States and not guaranteed by the U.S. government.

8.	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed by statute or by regulation, while others are imposed by procedures established by the Board. The most significant requirements and limitations are discussed below.

Under normal circumstances, the Fund will invest at least 20% of its total assets in taxable securities issued by Puerto Rico issuers. In addition, up to 80% of its total assets will be invested primarily in United States municipal securities.

As a fundamental policy, the Fund may not borrow money, except as permitted under the 1940 Act, or issue senior securities to the extent such issuance would violate the 1940 Act. The 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, including to finance redemptions. The 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.

As its investment policy, under normal conditions at least 95% of the Fund’s total assets will be invested in securities which, at the time of purchase, are rated investment grade by a nationally recognized statistical rating organization, or which are determined by the Fund’s Investment Adviser or Sub-Adviser to be of comparable credit quality.

9.	Tax Basis of Distributions and Components of Distributable Earnings (Accumulated Losses)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$75,717,774
Gross appreciation	96,287
Gross depreciation	(6,267,978)
Net appreciation (depreciation)	$(6,171,691)

In order to maintain a stable level of dividends however, the Fund may at times pay more or less than the net investment income earned in a particular year.

For the fiscal years ended December 31, 2025, and December 31, 2024, the Fund had distributed from ordinary income $2,299,929 and $2,356,921 for tax purposes, respectively. The undistributed net investment income at December 31, 2025, and December 31, 2024, was as follows:

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2025

December 31, 2025:
Undistributed net investment income for tax purposes at the beginning of the fiscal year	$2,555,580
Net investment income for tax purposes	2,334,215
Dividends paid to common shareholders - Class A and Class P	(2,299,929)
Undistributed net investment income for tax purposes at the end of the fiscal year	$2,589,866

December 31, 2024:
Undistributed net investment income for tax purposes at the beginning of the fiscal year	$2,567,525
Net investment income for tax purposes	2,344,976
Dividends paid to common shareholders - Class A and Class P	(2,356,921)
Undistributed net investment income for tax purposes at the end of the fiscal year	$2,555,580
The undistributed net investment income and components of total distributable earnings (accumulated losses) on a tax basis at December 31, 2025, were as follows:
Undistributed net investment income for tax purposes at the end of the fiscal year	$2,589,866
Accumulated net realized gain (loss) from investment	448,564
Unrealized net appreciation (depreciation) from investment	(6,171,691)
Total Distributable Earnings (Accumulated Loss)	$(3,133,261)

10.	Risks and Uncertainties

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others. This list is qualified in its entirely by reference to the more detailed information provided in the offering documentation for securities issued by the Fund.

Investment and Market Risk. The Fund’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including, among other things, (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. All securities may be subject to adverse market trends. The value and liquidity of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or stock or bond markets in which a Fund invests, as well as economic, political, or social events in the United States, Puerto Rico, or abroad. Markets can be volatile, and values of individual securities and other investments at times may decline significantly and rapidly. This may cause the Fund’s portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate such volatility and may continue to negatively affect the value and liquidity of individual securities, national economies, and global markets generally. Rapid changes in value or liquidity, which often are not anticipated and can relate to events not connected to particular

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2025

investments, may limit the ability of the Fund to dispose of its assets at the value or time of its choosing and can result in losses. Because the Fund invests in investment securities, the Fund’s NAV may fluctuate due to market conditions and as a result you may experience a decline in the value of your investment in the Fund and you may lose money.

An investment in shares of the Fund is designed primarily for, and is suitable only for long-term investors, and is not suitable for all investors.

Puerto Rico and other countries and regions in which the Fund may invest where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business are susceptible to natural disasters (e.g., fire, flood, earthquake, storm, and hurricane), epidemics/pandemics, or other outbreaks of serious contagious diseases. The occurrence of a natural disaster or epidemic/pandemic could, directly or indirectly, adversely affect and severely disrupt the business operations, economies, and financial markets of many countries (even beyond the site of the natural disaster or epidemic/pandemic) and could adversely affect the Fund’s investment program or the Investment Adviser’s ability to do business. In addition, terrorist attacks, or the fear of or the precautions taken in anticipation of such attacks, could, directly or indirectly, materially and adversely affect certain industries in which the Fund invests or could affect the countries and regions in which the Fund invests, where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business. Other acts of war (e.g., invasion, acts of foreign enemies, hostilities, and insurrection, regardless of whether war is declared) could also have a material adverse impact on the financial condition of industries or countries in which the Fund invests.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region, or financial market may adversely impact issuers in a different country, region, or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide. An outbreak of an infectious disease or serious environmental or public health concern could have a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social, and economic risks in certain countries or regions, and could trigger a prolonged period of global economic slowdown, which may impact the Fund. To the extent the Fund is overweight in certain countries, regions, companies, industries, or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries, or sectors.

Counterparty Risk. The Fund may engage in financial transactions directly with other counterparties. This subjects the Fund to credit risk that a counterparty will default on an obligation to the Fund. Such a risk contrasts with transactions done through exchange markets, wherein credit risk is reduced through the collection of variation margin and through the interposition of a clearing organization as the guarantor of all transactions. Clearing organizations transform the credit risk of individual counterparties into the more remote risk of the failure of the clearing organization.

Fixed Income Securities Generally. The yield on fixed income securities such as those in which the Fund may invest depends on a variety of factors, including general market conditions for such securities, the financial condition of the issuer, the size of the particular offering, and the maturity, credit quality, and rating of the security. Generally, the longer the maturity of those securities, the higher its yield and the greater the changes in its yields both up and down. The market value of fixed income securities normally will vary inversely with changes in interest rates. Such changes in the Fund’s NAV, in particular, also might affect the price of its shares. The unique characteristics of certain types of securities may also make them more sensitive to changes in interest rates.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2025

Extension Risk. Extension risk is the risk that during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) making it more sensitive to changes in interest rates, and reduce the value of the security. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Prepayment Risk. Prepayment risk is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to pay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. Prepayment reduces the yield to maturity and the average life of the security and also increases price fluctuation. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities.

Municipal Securities Market Risk. Municipal securities are obligations, often bonds and notes, issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities, and instrumentalities, the interest on which is typically exempt from federal income tax. Under normal circumstances, up to 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in U.S. municipal securities, which may include investments in Build America Bonds (“BABs”) and taxable municipal securities (i.e., municipal securities that are generally taxable to non-Puerto Rico residents). From time to time, proposals to restrict or eliminate the federal income tax exemption from interest on municipal securities are introduced before Congress. Proposals also may be introduced before state legislatures. If such proposals were enacted, the availability of municipal securities and their value would be affected.

Municipal bonds are generally considered riskier investments than Treasury securities. The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering, and the maturity of the obligation and the rating(s) of the issue.

Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit, and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

Certain of the municipal obligations in which the Fund may invest present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or, in the case of industrial development bonds and similar securities (including certain bonds offered by the Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority), on that of the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected.

The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on the Investment Adviser’s and Sub-Adviser’s analytical abilities. The

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2025

secondary market for municipal securities, particularly the below investment grade municipal securities in which the Fund may invest, also tends to be less developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.

BABs Risk. The BABs market is smaller and less diverse than the broader municipal securities market. In addition, BABs may experience less liquidity than other types of municipal securities. The number of BABs available in the market is limited and there can be no assurance that BABs will be actively traded. Reduced liquidity may negatively affect the value of the BABs.

Because issuers of direct-pay BABs held in the Fund’s portfolio receive reimbursement from the U.S. Treasury with respect to interest payment on bonds, there is a risk that those municipal issuers will not receive timely payment from the U.S. Treasury and may remain obligated to pay the full interest due on direct pay BABs held by the Fund. Furthermore, it is possible that a municipal issuer may fail to comply with the requirements to receive the direct-pay subsidy or that a future Congress may terminate the subsidy altogether.

Certain aspects of the BABs program may be subject to additional federal or state level guidance or subsequent legislation. For example, the U.S. Internal Revenue Service (“IRS”) or U.S. Treasury could impose restrictions or limitations on the payments received. Aspects of the BABs program for which the IRS and the U.S. Treasury have solicited public comment include, but have not been limited to, methods for making direct payments to issuers, the tax procedural framework for such payments, and compliance safeguards. It is not known what additional procedures will be implemented with respect to direct-pay BABs, if any, nor is it known what effect such possible procedures would have on the BABs market.

The Fund may invest significantly in BABs, and if it does, the Fund’s NAV may be more volatile than the value of a more broadly diversified portfolio and may fluctuate substantially over short periods of time. Because BABs do not include certain industries or types of municipal bonds (i.e., tobacco bonds or private activity bonds), there may be less diversification than with a broader pool of municipal securities.

Collateralized Mortgage Obligations (“CMO”) Risk. CMOs exhibit similar risks to those of MBS but also present certain special risks. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (“tranches”) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (IOs), principal only (POs), or an amount that remains after floating-rate tranches are paid (an inverse floater). CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment. These changes may result in volatility in the market value and in some instances reduced liquidity of the CMO class.

Asset-Backed Securities Risk. Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust. The receivables supporting asset-backed securities are generally automobile and credit card receivables but may also consist of other types of obligations. Asset-backed securities and the underlying receivables are not generally insured or guaranteed by any government agency. However, in certain cases, such securities are collateralized

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2025

by loans guaranteed by the U.S. Small Business Administration (“SBA”). The SBA is an independent agency of the United States. Asset-backed securities present risks similar to those of MBS. However, in the case of many asset-backed securities, the prepayment rates on the underlying assets have historically been less influenced by market interest rate fluctuations and therefore have been more stable. The frequent absence of a government guarantee creates greater exposure to the credit risk on the underlying obligations and depending on the structure, the credit risk of the sponsor of such obligations.

Asset-backed securities entail certain risks not presented by MBS, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Leverage Risk. The Fund borrows money from banks to buy securities and pledges its assets in connection with the borrowing. If the interest expense of the borrowing is greater than the return on the securities bought, the use of leverage will decrease the return to shareholders in the Fund. Use of leverage also tends to magnify the volatility of the Fund’s returns. The greater the use of leverage by the Fund, the greater the risk of the volatility of the Fund’s returns. In addition, because the fees received by the Investment Adviser and Sub-Adviser are based on the average daily gross assets (including any assets attributable to borrowings), the Investment Adviser and the Sub-Adviser have a financial incentive for the Fund to use certain forms of leverage, which may create a conflict of interest between the Investment Adviser and the Sub-Adviser on the one hand, and shareholders on the other hand.

Puerto Rico Risk. At least 20% of the Fund’s total assets are expected to be invested in securities of Puerto Rico issuers. As a result, the Fund’s NAV and cash flow may fluctuate due to market conditions affecting these securities. In addition, securities issued by the government of the Commonwealth of Puerto Rico, or its instrumentalities, are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, the Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields. Any future developments in this respect could result in additional interruptions in cash flow on debt payments, which may result in more price volatility across Puerto Rico securities. There can be no assurance that any additional defaults by the Commonwealth of Puerto Rico and other Commonwealth instrumentalities will not have an additional adverse impact on the Fund’s net investment income.

The Fund’s ability to achieve its investment objective depends in part on the availability of Puerto Rico obligations. If those obligations are unavailable or are only available at a price unreasonably above their market value or at interest rates inconsistent with the Fund’s investment objective, it may harm the Fund’s performance.

There presently are a limited number of participants in the market for certain securities of Puerto Rico issuers. In addition, certain Puerto Rico securities may have periods of illiquidity. These factors may affect the Fund’s ability to acquire or dispose of such securities, as well as the price paid or received upon such acquisition or disposition.

Interest Rate Risk. The value of fixed income securities, such as those in which Fund may invest, generally fall when interest rates rise and rise when interest rates fall. Interest rate risk is the risk that

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2025

interest rates will rise, and as a result, the value of the Fund’s investments will fall. Prices of intermediate and long-term fixed income securities generally change more in response to interest rate changes than prices of shorter-term fixed income securities. To the extent the Fund invests primarily in intermediate and long-term fixed income securities, the NAV of the Fund’s Shares will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term fixed income securities. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Risks of Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements which are collateralized loan transactions in which the Fund sells a portfolio security to a counterparty in exchange for cash and agrees to buy it back at a specified time and price in a specified currency. The counterparty can repledge or rehypothecate the collateral securities to a third party, provided they are delivered to the Fund upon maturity of the reverse repurchase agreement. Reverse repurchase agreements involve various risks to the Fund. Reverse repurchase agreements are subject to counterparty risk that the buyer of the securities sold by the Fund, or the counterparty to which the buyer rehypothecates the collateral securities may be unable to deliver the securities at the agreed upon terms when the Fund seeks to repurchase the collateral. In that case, the Fund may be unable to purchase the securities on the open market or only at a higher cost, possibly resulting in an investment loss to the Fund. The collateral securities in the reverse repurchase agreement are also subject to market risk. An increase in interest rates that causes a decrease in the market value of the securities can lead the lenders to require the Fund to post additional collateral at a time when it may not be in the best interest of the Fund to do so.

MBS Risk. MBS (residential and commercial) represent interests in “pools” of mortgages. MBS have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of MBS, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk).

Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less, without the sales or dispositions significantly changing the market value of the investment. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2025

Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities.

Special Risks of Hedging Strategies. The Fund may use a variety of derivatives instruments including securities options, financials futures contracts, options on futures contracts, and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. Successful use of most derivatives instruments depends upon the Investment Adviser’s or Sub-Adviser’s ability to predict movements of the overall securities and interest rate markets. There is no assurance that any particular hedging strategy adopted will succeed or that the Fund will employ such strategy with respect to all or any portion of its portfolio. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund’s risk of loss.

Derivatives Risk. The Fund’s use of derivatives increases the Fund’s exposure to the following risks:

§	Volatility Risk - A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

§	Counterparty Risk - Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

§

Illiquid Securities Risk - The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

§	Valuation Risk - Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

§

Tax Risk - Certain aspects of the tax treatment of derivative instruments, including swap agreements, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character, and amount of income the Fund realizes from its investments.

§

Regulatory Risk - Derivative contracts, including, without limitation, swaps, currency forwards, and non-deliverable forwards are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia, and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading, and margining of other derivatives may increase the costs

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the fiscal year ended December 31, 2025

and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

The SEC has adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by the funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities so that a failure to comply with the proposed limits would result in a statutory violation, and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

11.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses for indemnification and expects the risk of loss to be remote.

12.	Subsequent Events

Events and transactions from January 1, 2026, through February 25, 2026 (the date the annual financial statements were available to be issued), have been evaluated by management for subsequent events. Management has determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s financial statements through this date, except as disclosed below.

Class A Dividends:

On January 2, 2026, the Board, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.02897 per common share, totaling $123,881 and payable on January 12, 2026, to common shareholders of record as of December 31, 2025.

On February 2, 2026, the Board, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.02888 per common share, totaling $120,824 and payable on February 10, 2026, to common shareholders of record as of January 30, 2026.

Class P Dividends:

On January 2, 2026, the Board, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.02722 per common share, totaling $62,953 and payable on January 12, 2026, to common shareholders of record as of December 31, 2025.

On February 2, 2026, the Board, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.02713 per common share, totaling $62,312 and payable on February 10, 2026, to common shareholders of record as of January 30, 2026.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of U.S. Monthly Income Fund for Puerto Rico Residents, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2025, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York

February 25, 2026

OTHER INFORMATION (Unaudited)

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As a fundamental policy, the Fund may only issue senior securities, as defined in the 1940 Act (“Senior Securities”), representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. This asset coverage requirement must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. In such instances, the Fund will redeem Senior Securities, as needed, to maintain such asset coverage.

Subject to the above percentage limitations, the Fund may also engage in certain additional borrowings from banks or other financial institutions. In addition, the Fund may also borrow for temporary or emergency purposes, in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund has a $40 million line of credit with Société Generale, a French multinational banking and financial services company. Société Generale has obtained a security interest on the pledged collateral that consists of U.S. municipal bonds.

As of December 31, 2025, the Fund had the following leverage outstanding:

Borrowings under the Line of Credit	$9,600,000
Leverage Ratio*	13.4%

Refer to Schedule of Investments for details of the securities pledged as collateral and Note 6 of the Financial Statements for further details on the line of credit during the year. The leverage of the increased $1,400,000 during the year.

*Asset Leverage ratio: The aggregate principal amount of other borrowings by the Fund, including borrowings resulting from the issuance of any other series and other forms of leverage, and from the compliance date of Rule 18f-4 going forward, including borrowings in the form of reverse repurchase agreements, divided by the fair market value of the assets of the Fund on any given day.

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019

PUERTO RICO LEGAL COUNSEL

DLA Piper (Puerto Rico) LLC

Ochoa Building, Suite 401

500 Calle de la Tanca

San Juan, Puerto Rico 00901-1969

INDEPENDENT AUDITORS

Ernst & Young LLP

One Manhattan West,

New York, NY 10001

DIRECTORS AND OFFICERS

Carlos V. Ubiñas

Director, Chairman of the Board and President

Agustín Cabrer-Roig

Director

Carlos Nido

Director

Gabriel Pagán Pedrero

Director

Luis M. Pellot-González

Director

Clotilde Pérez

Director

Jorge Vallejo

Director

Jose Grau

Treasurer

Heydi Cuadrado

Assistant Treasurer and Vice President

Maria Vilaro

Vice President

Edward Ramos

Vice President

Liana Loyola, Esq.

Secretary

Luz Nereida Colón

Chief Compliance Officer

Remember that:

•	Mutual Fund’s shares are not bank deposits or FDIC insured.
•	Mutual Fund’s shares are not obligations of or guaranteed by UBS Financial Services Inc. or any of its affiliates.
•	Mutual Fund’s shares are subject to investment risks, including possible loss of the principal amount invested.

U.S. MONTHLY INCOME FUND FOR PUERTO RICO RESIDENTS, INC.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Proxy Disclosures for Open-End Management Investment Companies is included as part of the Financial Statements included under Item 7(a) of this Form N-CSR.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Renumeration paid to directors, officers, and others of open-end investment companies is included as part of the Financial Statements included under Item 7(a) of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)  The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(b)  There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1)	The Code of Ethics is filed herewith.

(a)(2)	Not applicable.

(a)(3)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications of the Funds principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(c)	Disclosure pursuant to Section 13(r) of the 1934 Act is filed herewith.

(101)	Inline Interactive Data File—the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. MONTHLY INCOME FUND FOR PUERTO RICO RESIDENTS, INC.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	March 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	March 6, 2026

By:	/s/ José Grau
José Grau
Treasurer

Date:	March 6, 2026